Exhibit 10.5

SECOND LIEN NOTES PLEDGE AND SECURITY AGREEMENT

This SECOND LIEN NOTES PLEDGE AND SECURITY AGREEMENT, dated as of March 15, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by REDDY ICE CORPORATION, a Nevada corporation (the “Company”), REDDY ICE HOLDINGS, INC., a Delaware corporation (“Parent”) and each Subsidiary of the Company (collectively, the “Subsidiary Grantors” and together with the Company and Parent, the “Grantors”) from time to time a party to this Security Agreement, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties (terms used herein have the meanings set forth in or incorporated by reference in Article I).

W I T N E S S E T H :

WHEREAS, pursuant to the Indenture, dated as of March 15, 2010  (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among the Company, Parent , the Subsidiary Guarantors, the Trustee, and the Collateral Agent, the Company has issued the Notes;

WHEREAS, pursuant to the Indenture, dated as of March 15, 2010  (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Indenture”), among the Company and the Trustee and the Collateral Agent in its capacity as representative of the holders of the First Lien Notes, the Company has issued the First Lien Notes;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Collateral Agent, JP Morgan Chase Bank, National Association, in its capacity as collateral agent under the Credit Agreement (the “Credit Agreement Collateral Agent”) and Wells Fargo, in its capacity as collateral agent for the First Lien Notes (the “First Lien Notes Collateral Agent,”and together with the Credit Agreement Collateral Agent, the “First Lien Collateral Agents”), are entering into that certain junior lien intercreditor agreement (as amended, supplemented, restated, replaced or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, as a condition precedent to the issuance of the Notes under the Indenture, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Terms.  The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Additional Secured Debt Documents” means any document or instrument executed and delivered with respect to any Additional Secured Obligations.

“Additional Secured Obligations” is defined in Section 8.7.

“Additional Secured Parties” shall mean the holders from time to time of Additional Secured Obligations.

“Authorized Representative” means (i) the Trustee for so long as the Notes are Secured Obligations hereunder and (ii) any other trustee, agent or representative designated as an “Authorized Representative” for any Additional Secured Parties in an Additional Secured Party Joinder delivered to the Collateral Agent and the other Authorized Representatives in accordance with Section 7.7 for so long as the Additional Secured Obligations for which such party is serving in such capacity constitutes Secured Obligations hereunder; provided that so long as there are no Additional Secured Obligations, the Trustee will be deemed to be the only Authorized Representative for the Secured Parties.

“Class” with respect to any Secured Obligations, refers to all Secured Obligations under a Secured Agreement or group of related Secured Agreements with respect to which a single Authorized Representative is acting as such hereunder.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in clause (b) of Section 4.3.

“Collateral Agent” is defined in the preamble.

“Company” is defined in the preamble.

“Computer Hardware and Software Collateral” means:

(a)                                  all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

(b)                                 all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by a Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

(c)                                  all firmware associated therewith;

(d)                                 all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in preceding clauses (a) through (c); and

(e)                                  all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

“Control Agreement” means an agreement in form and substance reasonably satisfactory to the Collateral Agent which provides for the Collateral Agent to have “control” as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as that term relates to Deposit Accounts or commodity contracts).

“Copyright Collateral” means all copyrights of the Grantors, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors’ rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world also including the copyrights referred to in Item A of Schedule V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation of all copyright licenses, including each copyright license referred to in Item B of Schedule V hereto.

“Discharge of First Lien Obligations” shall have the meaning given such term by the Intercreditor Agreement.

“Distributions” means all non-cash dividends paid on Capital Stock constituting Collateral, non-cash liquidating dividends paid on Capital Stock constituting Collateral shares of Capital Stock constituting Collateral resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other non-cash distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Stock constituting Collateral, but excluding Dividends.

“Dividends” means cash dividends and cash distributions with respect to any Capital Stock constituting Collateral that are not a liquidating dividend.

“Event of Default” means an “Event of Default” under and as defined in the Indenture or any Additional Secured Debt Document.

“Filing Statements” means all UCC financing statements or other similar financing statements and UCC termination statements required pursuant to the Notes Documents.

“First Lien Collateral Agents” is defined in the recitals.

“First Lien Indenture” is defined in the recitals.

“First Lien Notes Collateral Agents” is defined in the recitals.

“First Lien Secured Parties” means the “Secured Parties” as defined in the First Lien Security Agreement.

“First Lien Notes” means the $300.0 million aggregate principal of first lien senior secured notes due 2015 issued by the Company pursuant to the First Lien Indenture and any additional notes issued pursuant to the First Lien Indenture.

“First Lien Security Agreement” means the First Lien Security Agreement dated as of March 15, 2010 made by the Grantors in favor of the First Lien Notes Collateral Agent for the benefit of the First Lien Secured Parties, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Foreign Pledge Agreement” means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States (or a State thereof) or the District of Columbia executed and delivered by Parent, the Company or any of its Subsidiaries pursuant to the terms of this Security Agreement or the Indenture, in form and substance reasonably satisfactory to the Collateral Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” is defined in the preamble.

“Inchoate Liens” means Liens of the type set forth in clause (2), (3), (9), (10), (12), (16) and (18) of the definition of Permitted Liens (as defined in the Indenture).

“Indenture” is defined in the recitals.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Intercreditor Agreement” is defined in the recitals.

“Material Adverse Effect” means a material adverse effect on (a) the condition (financial or otherwise), business, operations, assets, liabilities (contingent or otherwise) or properties of the Company and its Subsidiaries taken as a whole, (b) the rights and remedies of any Secured Party under the Notes Documents taken as a whole or (c) the ability of Parent, the Company or any Subsidiary Guarantor to perform its Secured Obligations under any Notes Document.

“Mortgaged Property” means “Collateral” as defined in each Mortgage.

“Notes Documents” means the Notes, the Indenture, the Collateral Documents and the Intercreditor Agreement.

“Obligations” means any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), premium, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable by any Obligor under the Indenture, the Notes, the Intercreditor Agreement or any other Notes Document.

“Obligor” means, as the context may require, Parent, the Company, Subsidiary Guarantors and each other Person (other than a Secured Party) obligated under any Notes Document.

“Organic Document” means, relative to any Grantor, as applicable, its certificate of incorporation, by laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Grantor’s Capital Stock.

“Parent” is defined in the preamble hereto.

“Patent Collateral” means:

(a)                                  all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III hereto;

(b)                                 all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a); and

(c)                                  all patent licenses, and other agreements providing a Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III hereto.

“Receivables” is defined in clause (c) of Section 2.1.

“Related Contracts” is defined in clause (c) of Section 2.1.

“Secured Agreements” shall mean (i) this Security Agreement, the Indenture, the Notes and the other Collateral Documents and (ii) Additional Secured Debt Documents and, in each case of clause (i) and (ii) above, all other documents, certificates and instruments relating to, arising out of, or in any way connected therewith.

“Secured Obligations” shall mean (i) all Obligations and (ii) if any Additional Secured Obligations are incurred in accordance with Section 7.7, all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing to any holder of Additional Secured Obligations (that has been designated as Additional Secured Obligations pursuant to Section 7.7) under any Additional Secured Debt Documents.

“Secured Parties” shall mean, collectively, (i) the Collateral Agent, (ii) the Trustee and the holders of the Notes and (iii) the Additional Secured Parties and their Authorized Representatives; provided that such Additional Secured Parties or their Authorized Representative comply with Section 7.7 hereof and execute an Additional Secured Party Joinder.

“Securities Act” is defined in clause (a) of Section 6.2.

“Security Agreement” is defined in the preamble.

“Termination Date” means the date on which all Secured Obligations have been paid in full in cash and no commitments remain under any Additional Secured Debt Documents.

“Trademark Collateral” means:

(a)                                  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

(b)                                 all Trademark licenses for the grant by or to a Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV hereto;

(c)                                  all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b); and

(d)                                 the right to sue third parties for past, present and future infringement of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b).

“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of a Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret licenses referred to in Schedule VI hereto.

“Trustee” means Wells Fargo in its capacity as trustee under the Indenture and permitted successors and assigns.

“Wells Fargo” is defined in the preamble.

SECTION 1.2.  Indenture Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble recitals, have the meanings provided in the Indenture.

SECTION 1.3.  UCC Definitions.  Unless otherwise defined herein or in the Indenture or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement (whether or not capitalized herein), including its preamble and recitals, with such meanings.

ARTICLE II

SECURITY INTEREST

SECTION 2.1.  Grant of Security Interest.  Each Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor’s following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the “Collateral”):

(a)                                  (i) all investment property in which such Grantor has an interest (including the Capital Stock of each issuer of such Capital Stock described in Schedule I hereto) and (ii) all other Capital Stock which are interests in limited liability companies or partnerships in which such Grantor has an interest (including the Capital Stock of each issuer of such Capital Stock described in Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a)(i) and (a)(ii);

(b)                                 all goods, including all equipment and inventory in all of its forms;

(c)                                  all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (including tax refunds and all payment intangibles), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes, general intangibles and payment intangibles (all of the foregoing collectively referred to as the “Receivables”, and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the “Related Contracts”);

(d)                                 all Intellectual Property Collateral;

(e)                                  all Deposit Accounts;

(f)                                    all letter of credit rights;

(g)                                 all commercial tort claims in which such Grantor has rights (including as a plaintiff) listed on Schedule VII;

(h)                                 the Collateral Account, all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest and earnings in respect thereof;

(i)                                     all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(j)                                     all other property and rights of every kind and description and interests therein; and

(k)                                  all products, offspring, rents, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (j), and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, “Collateral” shall not include (collectively, the “Excluded Property”) (i) any permit or license or any contractual obligation entered into by Parent, the Company or any Subsidiary Guarantor (A) that prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation by Parent, the Company or the applicable Subsidiary Guarantor of a Lien on any right, title or interest in such permit, license or contractual obligation or (B) to the extent that any requirement of law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in clauses (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of law, (ii) property owned by the Company or any Subsidiary Guarantor that is subject to a Lien permitted by clause (6) of the definition of “Permitted Liens” (as defined in the Indenture) if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such Lien) prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such item of property, (iii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed), (iv) cash collateral for (A) letters of credit in an amount not to exceed $15.0 million and (B) Hedging Obligations entered into in the ordinary course of business in an aggregate amount not to exceed $5.0 million, (v) any general intangibles to the extent containing an enforceable restriction against the granting of a security interest therein, (vi) leasehold real property interests and (vii) investment property consisting of voting Capital Stock of an issuer that is a Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from (A) such Grantor; (B) any Person that is treated as partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code)) of such Grantor, in excess of 65% of the total combined voting power of all Capital Stock of each such Foreign Subsidiary; provided, however, that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property), which assets subject to such Lien shall not constitute Collateral under any circumstance.

Notwithstanding anything to the contrary in this Section 2.1, in the event that Rule 3-16 of Regulation S-X under the Securities Act (as amended or modified from time to time) is interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Company due to the fact that such Subsidiary’s Capital Stock secures the Notes, then the Capital Stock of such Subsidiary shall automatically be deemed not to be part of the Collateral but only to the extent necessary to not be subject to such requirement (the “Rule 3-16 Exception”). In such event, the Collateral Documents may be amended or modified, without the consent of any Holder, to the extent necessary to release the Security Interests in favor of the Collateral Agent on the shares of Capital Stock that are so deemed to no longer constitute part of the Collateral. In the event that Rule 3-16 of Regulation S-X under the Securities Act (as amended or modified from time to time) is interpreted by the SEC to permit (or are replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Capital Stock to secure the Notes in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such Subsidiary, then the Capital Stock of such Subsidiary shall automatically be deemed to be a part of the Collateral but only to the extent necessary to not be subject to any such financial statement requirement.

SECTION 2.2.  Security for Obligations.  This Security Agreement and the Collateral in which the Collateral Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantors secure the payment of all Secured Obligations now or hereafter existing.

SECTION 2.3.  Grantors Remain Liable.  Anything herein to the contrary notwithstanding

(a)                                  the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)                                 the exercise by the Collateral Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)                                  no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of the security interests granted by this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4.  Security Interest Absolute, etc.  This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest and shall remain in full force and effect until the Termination Date or until otherwise released in accordance with Section 7.5.  All rights of the Secured Parties and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)                                  any lack of validity, legality or enforceability of any Notes Document;

(b)                                 the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Notes Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Guarantor) of, or collateral securing, any Secured Obligations;

(c)                                  any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other extension, compromise or renewal of any Secured Obligation;

(d)                                 any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

(e)                                  any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Notes Document;

(f)                                    any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Grantors hereunder) of the Secured Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Secured Obligations; or

(g)                                 any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

SECTION 2.5.  Postponement of Subrogation.  Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Notes Document to which it is a party.  No Grantor shall seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Notes Document or otherwise, until following the Termination Date.  Any amount, paid to such Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Collateral Agent for the benefit of the Secured Parties in the exact form received by such Grantor (duly endorsed in favor of the Collateral Agent, if required), to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 6.1; provided that if such Grantor has made payment to the Secured Parties of all or any part of the Secured Obligations and the Termination Date has occurred, then at such Grantor’s request, the Collateral Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment.  In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.

SECTION 2.6.  Second Priority Nature of Liens.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding anything herein to the contrary, prior to the Discharge of First Lien Obligations, the requirements of this Security Agreement to deliver Collateral to the Collateral Agent or register the Collateral Agent as the registered owner of any Collateral shall be deemed satisfied by delivery of such Collateral to, or the registration of such Collateral in the name of, the applicable First Lien Collateral Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Indenture and issue Notes thereunder, the Grantors represent and warrant to each Secured Party as set forth below.

SECTION 3.1.  As to Capital Stock of Subsidiaries.  With respect to any Subsidiary of any Grantor that is

(a)                                  a corporation, business trust, joint stock company or similar Person, all Capital Stock issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

(b)                                 a partnership or limited liability company, no Capital Stock issued by such Subsidiary (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Stock are a security governed by Article 8 of the UCC or (iii) are held in a securities account.

The percentage of the issued and outstanding Capital Stock of each Subsidiary pledged by any Grantor hereunder are as set forth on Schedule I hereto.

SECTION 3.2.  Grantor Name, Location, etc.  The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II hereto.  During the five years preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, no Grantor used any other name on any filings with the IRS, nor has any such Grantor been the subject of any merger, acquisition (including asset acquisition) or other corporate reorganization, except as set forth in Item B of Schedule II hereto.  The name set forth on the signature page is the true and correct name of such Grantor.  Each Grantor’s organizational identification number is (and, during the four months preceding the date hereof, such Grantor has not had an organizational identification number different from that) set forth in Item C of Schedule II hereto.  No Grantor is a party to any material federal, state or local government contract except as set forth in Item D of Schedule II hereto.  No Grantor maintains any Deposit Accounts with any Person except as set forth in Item E of Schedule II hereto. No Grantor has changed its jurisdiction of incorporation or organization during the four months preceding the date hereof.

SECTION 3.3.  Ownership, No Liens, etc.  Such Grantor owns its Collateral free clear of any Lien, except for (a) Liens created by this Security Agreement, (b) Inchoate Liens and, (c) in the case of Collateral other than the Capital Stock of each Subsidiary pledged hereunder, Liens permitted by Section 3.5 of the Indenture.  No effective financial statement or other filing similar in effect covering any Collateral is on file in any record office, except those filed in favor of the Collateral Agent relating to this Security Agreement or those filed in connection with Liens permitted by Section 3.5 of the Indenture or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Collateral Agent on the Issue Date.

SECTION 3.4.  Possession of Inventory, etc.  Except with respect to each Grantor’s automated ice production and packaging system known under the Trademark “THE ICE FACTORY”, each Grantor’s ice merchandisers located at certain of such Grantor’s customer locations and each Grantor’s ice product inventory located at certain third-party warehouses, each Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and inventory, other than (a) inventory in transit in the ordinary course of business, (b) inventory which is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has agreed to hold such inventory subject to the Secured Parties’ Lien and waive any Lien held by it against such inventory and (c) instruments or promissory notes that have been delivered to the Collateral Agent pursuant to Section 3.5.

SECTION 3.5.  Negotiable Documents, Instruments and Chattel Paper.  Subject to the Intercreditor Agreement, such Grantor has delivered to the Collateral Agent possession of all originals of all negotiable documents, instruments, promissory notes and chattel paper owned or held by such Grantor on the Issue Date with a value in excess of $500,000.

SECTION 3.6.  Intellectual Property Collateral.  With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, operations, assets, liabilities (contingent or otherwise) or properties of the Obligors taken as a whole:

(a)                                  such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

(b)                                 such Intellectual Property Collateral is valid and enforceable;

(c)                                  such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and (subject to the terms of the Indenture) in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and (subject to the terms of the Indenture) in corresponding offices throughout the world;

(d)                                 such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

(e)                                  such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect.

Except as would not have a Material Adverse Effect, each Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor’s business.

SECTION 3.7.  Validity, etc.  This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations.  Each Grantor has filed or caused to be filed all Filing Statements in the appropriate offices therefor (or has authenticated and delivered to the Collateral Agent Filing Statements suitable for filing in such offices) and has taken all of the actions necessary to create perfected and (in the case of Collateral consisting of the Capital Stock of each Subsidiary pledged hereunder, subject to Inchoate Liens, and in case of all other Collateral, subject to Section 3.5 of the Indenture) second-priority security interests in the applicable Collateral (other than (i) Deposit Accounts, (ii) cash and (iii) negotiable documents, instruments, promissory notes and chattel paper with a value of less than $500,000).

SECTION 3.8.  Authorization, Approval, etc.  Except as have been, or on the Issue Date will be, obtained or made and are, or on the Issue Date will be, in full force and effect, and except (i) with respect to any securities issued by a Subsidiary of the Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally and (ii) any “change of control” or similar filings required by any Governmental Authority, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either

(a)                                  for the grant by the Grantors of the security interest granted hereby, the pledge by the Grantors of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b)                                 for the perfection of the Collateral Agent of its rights hereunder (other than with respect to filings for the perfection of security interests that will not be made the Issue Date but delivered to the Collateral Agent for filing on the Issue Date); or

(c)                                  for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement.

SECTION 3.9.  Best Interests.  It is in the best interests of such Grantor to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the sale of the Notes pursuant to the Indenture, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to purchase the Notes.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1.  As to Investment Property, etc.

SECTION 4.1.1.  Capital Stock of Subsidiaries.  No Grantor will allow any of its Subsidiaries that is

(a)                                  a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; and

(b)                                 a partnership or limited liability company, to (i) issue Capital Stock that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Stock are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Stock in a securities account; provided that such Grantor may allow any Subsidiaries to take any of the actions set forth in clauses (i), (ii) or (iii) so long as the Collateral Agent has received evidence satisfactory to it that it has a perfected, second-priority security interest in such Capital Stock (subject to Inchoate Liens).

SECTION 4.1.2.  Investment Property (other than Certificated Securities).  With respect to any investment property (other than certificated securities) owned by any Grantor (other than cash in an aggregate amount not exceeding $250,000), such Grantor will cause a Control Agreement relating to such investment property to be executed and delivered by such Grantor and the applicable financial intermediary in favor of the Collateral Agent at the time such investment property is acquired or established.

SECTION 4.1.3.  Stock Powers, etc.  Each Grantor agrees that all certificated securities delivered by such Grantor pursuant to this Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent,

SECTION 4.1.4.  Continuous Pledge.  Each Grantor will (subject to the terms of the Indenture) deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a second-priority (subject to Section 3.5 of the Indenture), perfected basis all investment property constituting Collateral, all payment intangibles to the extent they are evidenced by a document, instrument, promissory note or chattel paper and, following an Event of Default, all interest and principal with respect to such payment intangibles, all Dividends and Distributions with respect to investment property constituting Collateral, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral.  Each Grantor agrees that it will, promptly (and in any event within 30 days following receipt thereof), deliver to the Collateral Agent possession of all originals of negotiable documents, instruments, promissory notes and chattel paper with a value in excess of $500,000 that it acquires following the Issue Date.

SECTION 4.1.5.  Voting Rights; Dividends, etc.  Each Grantor agrees:

(a)                                  promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Collateral Agent and without any request therefor by the Collateral Agent, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends and Distributions with respect to investment property, all interest, principal, other cash payments on payment intangibles, and all proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Collateral Agent as additional Collateral;

(b)                                 with respect to Collateral consisting of general partner interests or limited liability company interests, to use commercially reasonable efforts to permit modifications to the respective Organic Documents to admit the Collateral Agent, as a general partner or member, respectively, immediately upon the occurrence and during the continuance of an Event of Default; and

(c)                                  so long as the Collateral Agent has notified such Grantor of the Collateral Agent’s intention to exercise its voting power under this clause,

(i)                                     that the Collateral Agent may exercise, subject to the terms of the Intercreditor Agreement, (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

(ii)                                  to promptly deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by such Grantor but which such Grantor is then obligated, subject to the terms of the Intercreditor Agreement,  to deliver to the Collateral Agent, shall, until delivery to Collateral Agent, be held by such Grantor separate and apart from its other property in trust for the Collateral Agent.  The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in clause (c), such Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and the Collateral Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Notes Document.

SECTION 4.2.  Name of Grantor.  No Grantor will change its name or jurisdiction of incorporation or organization or organizational identification number except upon 30 days’ prior written notice (or such shorter period as may be agreed to by the Collateral Agent) to the Collateral Agent and taking all actions necessary to ensure continued perfection of the Collateral Agent’s security interest in the Collateral at all times following any such change.  If any Grantor is organized outside of the United States, it will not change its “location” as determined in accordance with Sections 9-301 and 9-307 of the UCC and as set forth in Item A of Schedule II hereto except upon 30 days’ prior written notice (or such shorter period as may be agreed to by the Collateral Agent) to the Collateral Agent.

SECTION 4.3.  As to Receivables.

(a)                                  Each Grantor shall have the right to collect all Receivables so long as no Event of Default shall have occurred and be continuing.

(b)                                 Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of written notice by the Collateral Agent to each Grantor, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Collateral Agent for deposit to a Deposit Account (the “Collateral Account”) of such Grantor maintained with the Collateral Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Collateral Agent.

(c)                                  Following the delivery of notice pursuant to clause (b)(ii) of this Section, the Collateral Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable.

(d)                                 With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the control of the Collateral Agent and, (iii) the Collateral Agent shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4.  As to Collateral.

(a)                                  Subject to clause (b) of this Section, each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request following the occurrence of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund, or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

(b)                                 At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Secured Obligations, the Collateral Agent may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)                                  Upon request of the Collateral Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

(d)                                 At any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

SECTION 4.5.  As to Intellectual Property Collateral.  Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the condition (financial or otherwise), business, operations, liabilities (contingent or otherwise) or properties of the Obligors taken as a whole:

(a)                                  such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past quality of products and services offered under all of the Trademark Collateral, (C) employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or (y) have a valid business purpose to do otherwise;

(b)                                 such Grantor shall promptly notify the Collateral Agent if it knows or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or develop in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)                                  such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to the terms of the Indenture) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

(d)                                 on the Issue Date (and thereafter upon the request of the Collateral Agent; provided that, unless an Event of Default has occurred and is continuing, such request shall be made no more than once in any period of 12 consecutive months) such Grantor will promptly execute and deliver to the Collateral Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Collateral Agent any other document required to acknowledge or register or perfect the Collateral Agent’s interest in any part of such item of Intellectual Property Collateral unless the Grantor shall determine in good faith (with the consent of the Collateral Agent, which consent shall not be unreasonably withheld or delayed) that any Intellectual Property Collateral is of negligible economic value to the Grantor.

SECTION 4.6.  Commercial Tort Claims.  Each Grantor shall notify the Collateral Agent if such Grantor reasonably believes it is entitled to recover a commercial tort claim the value of which is in excess of $1,000,000, and such Grantor promptly (and in any event within 30 days of such acquisition) shall take all such action reasonably necessary or requested by the Collateral Agent to grant to the Collateral Agent and perfect a security interest in such commercial tort claim.

SECTION 4.7.  As to Deposit Accounts.  With respect to any Deposit Accounts owned by any Grantor (other than cash and cash equivalents not exceeding $250,000 in the aggregate and accounts the entire balance of which is swept at least once every three business days to an account described below), provided that, notwithstanding such threshold, a Control Agreement shall always cover the Company’s and its Subsidiaries’ main collection account, such Grantor will cause a Control Agreement relating to such Deposit Account to be executed and delivered by such Grantor and the applicable bank in favor of the applicable First Lien Collateral Agent:

(a)                                  with respect to Deposit Accounts maintained on the Issue Date, on the Issue Date; and

(b)                                 with respect to Deposit Accounts established after the Issue Date, at the time such Deposit Account is established.

SECTION 4.8.  Further Assurances, etc.  Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, such Grantor will

(a)                                  from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence and during the continuance of any Event of Default promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Agent; if any Collateral shall be evidenced by an instrument, negotiable document, promissory note or chattel paper with a value in excess of $500,000, deliver and pledge to the Collateral Agent hereunder such instrument, negotiable document, promissory note or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent;

(b)                                 file (or cause to be filed) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including assignment of claim form under or pursuant to the federal assignment of claims statute 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof) as are necessary in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby;

(c)                                  deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a second-priority (subject to Section 3.5 of the Indenture), perfected basis, at the reasonable request of the Collateral Agent, all investment property constituting Collateral, all Distributions with respect thereto, and after an Event of Default, all Dividends and all interest and principal with respect to promissory notes, and all proceeds and rights from time to time receive by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)                                 furnish to the Collateral Agent, from time to time at the Collateral Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; and

(e)                                  do all things reasonably requested by the Collateral Agent in order to enable the Collateral Agent to have control (as such term is defined in Article 8 and Article 9 of any applicable Uniform Commercial Code relevant to the creation, perfection or priority of Collateral consisting of Deposit Accounts, accounts and letter of credit rights) over any Collateral;

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral including any financing statement describing the collateral as “all assets,” or words of similar effect.  Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

ARTICLE V

THE COLLATERAL AGENT

SECTION 5.1.  Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)                                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)                                 to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

(c)                                  to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

(d)                                 to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2.  Collateral Agent May Perform.  If any Grantor fails to perform any agreement contained herein, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Article VII of the Indenture.

SECTION .5.3.  Collateral Agent Has No Duty.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers.  Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

(a)                                  ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

(b)                                 taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4.  Reasonable Care.  The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral or Mortgaged Property in its possession; provided that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral or Mortgaged Property, if it takes such action for that purpose as Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5.  Authority of Collateral Agent.  Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under the Security Agreement and the other Collateral Documents with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or in any other Collateral Document resulting or arising out of this Security Agreement or any other Collateral Document shall, as between the Collateral Agent and the Secured Parties, be governed by the Indenture and the Intercreditor Agreement and by such other agreements with respect thereto as may exist from to time among them (including, without limitation, the other Notes Documents), but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Grantors shall not be under any obligation, or have any entitlement, to make any inquiry respecting such authority.  The Collateral Agent shall have all of the rights and benefits afforded it under the Indenture and the Intercreditor Agreement in the administration of the Security Agreement and the other Collateral Documents, as if such rights and benefits were specifically set forth herein, including, but not limited to, the rights and benefits set forth in Article XI of the Indenture.

ARTICLE VI

REMEDIES

SECTION 6.1.  Certain Remedies.  If any Event of Default shall have occurred and be continuing:

(a)                                  The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i)                                     require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

(ii)                                  without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral

Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against, all or any part of the Secured Obligations as in Article VII of the Indenture.

(c)                                  The Collateral Agent may

(i)                                     transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii)                                  notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

(iii)                               enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(iv)                              endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(v)                                 take control of any proceeds of the Collateral, and

(vi)                              execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2.  Securities Laws.  If the Collateral Agent shall determine to exercise its right to sell all or any of the Capital Stock that are Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense, use commercially reasonable efforts to:

(a)                                  execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register the sale of such Capital Stock under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b)                                 use commercially reasonable efforts to qualify such Capital Stock for sale under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for, the sale of such Capital Stock, as requested by the Collateral Agent;

(c)                                  cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)                                 do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

SECTION 6.3.  Compliance with Restrictions.  Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction it connection with such sale as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or (ii) obtain any required approval of the sale or of the purchaser by any Governmental Authority or official and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4.  Protection of Collateral.  The Collateral Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

SECTION 6.5.  Intercreditor Provisions and Voting         (a)        If an Event of Default occurs and is continuing, the Collateral Agent shall exercise its rights hereunder and the other Collateral Documents in accordance with the written instructions from holders of more than 50% of the aggregate principal amount (or, in case of discount notes, accreted value) of all the Secured Obligations.

(b)                                 Any action taken or not taken without the vote of any Secured Party or Secured Parties under this Section 6.5 shall nevertheless be binding on such Secured Party or Secured Parties.

(c)                                  Except as provided in the succeeding sentence or in Article VII, in the case of an Event of Default, the Collateral Agent will only be permitted, subject to applicable law, to exercise remedies and sell the Collateral under this Agreement or any Mortgaged Property under any Mortgage at the direction of the applicable Secured Parties as set forth in this Section 6.5.  If the Collateral Agent has asked the Secured Parties for instruction and the applicable Secured Parties have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take, and shall in no event have any liability for the taking, any delay in taking or the failure to take, such actions with regard to an Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties and to preserve the value of the Collateral and Mortgaged Property and shall give the Secured Parties appropriate notice of such action; provided that once instructions with respect to such request have been received by the Collateral Agent from the applicable Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

ARTICLE VII

APPLICATION OF PROCEEDS

SECTION 7.1  Application of Proceeds.

(a)                                  Subject to the terms of the Intercreditor Agreement, the proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral or Mortgaged Property pursuant to the exercise by the Collateral Agent of its remedies hereunder or under any of the Collateral Documents shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement or any other Collateral Document, by the Collateral Agent as follows:

(i)                                     First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Collateral Agent and the Trustee and its agents and counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent and the Trustee in connection therewith, and all indemnities and other amounts for which each of the Collateral Agent and the Trustee is entitled pursuant to the provisions of the Indenture or this Agreement;

(ii)                                  Second, to reimburse any Secured Party for any indemnification amounts paid to the Collateral Agent in connection with any costs and expenses incurred by the Collateral Agent;

(iii)                               Third, to the payment of all accrued and unpaid interest and accrued fees owing in respect of the Secured Obligations on a pro rata basis in accordance with the respective amounts of all interest and accrued fees owed in respect of the Secured Obligations to Secured Parties;

(iv)                              Fourth, to the payment of all amounts of principal (or, in the case of discount notes, unpaid accreted value) owing in respect of the Secured Obligations on a pro rata basis in accordance with the respective amounts of all principal (or, in the case of discount notes, unpaid accreted value) owed in respect of the Secured Obligations to Secured Parties;

(v)                                 Fifth, to all other amounts then owing in respect of the Secured Obligations; and

(vi)                              Sixth, the balance, if any, to the Company or the Guarantors or such other persons as are entitled thereto.

All applications of proceeds pursuant to clauses (ii) though (v) above shall be allocated among the Secured Parties on a pro rata basis according to the principal (or, in the case of discount notes, accreted value), interest and other amounts owing in respect of the Secured Obligations at the time of the distribution.  In the event that any such proceeds are insufficient to pay in full the items described in clauses (i) through (v) of this Section 8.1(a), the Grantors shall remain liable, jointly and severally, for any deficiency.

(b)                                 Upon the request of the Collateral Agent prior to any distribution under this Section 8.1, each Secured Party or its Authorized Representative shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in Section 8.1(a), that each such Secured Party or its Authorized Representative believes it is entitled to receive, and the Collateral Agent shall be fully entitled to rely on such certificates.

SECTION 7.2 ..  Sharing of Proceeds.  If, despite the provisions of this Security Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with Section 8.1.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1.  Notes Document.  This Security Agreement is a Notes Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 8.2.  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent pursuant to this Security Agreement, the exercise of any right or remedy by the Collateral Agent hereunder and the obligations of the Grantors hereunder, in each case, with respect to the Collateral are subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Security Agreement, the terms of the Intercreditor Agreement shall govern and control.  Prior to the Discharge of the Credit Agreement Obligations (as such terms are defined in the First Lien Intercreditor Agreement) any requirement of this Security Agreement to deliver possession of Collateral to the Collateral Agent shall be deemed satisfied by delivery of such Collateral to any First Lien Collateral Agent.

SECTION 8.3.  Binding on Successors, Transferees and Assigns; Assignment.  This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns.

SECTION 8.4.  Amendments, etc.  No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless made in accordance with the terms of the Indenture and unless in writing and signed by the Collateral Agent with the written consent of such Secured Parties, if any, required by the Indenture and any Additional Secured Debt Documents and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.5.  Notices.  All notices or instructions hereunder and all notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Indenture or in the Additional Secured Party Joinder or at such other address or facsimile number as may be designated by such party in a notice to the other party.  Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 8.6.  Release of Liens; Release of Grantor.  The lien and security interest in the Collateral granted hereunder shall terminate and be released, in whole or in part, (i) as to any Obligations under the Indenture, as provided in the Indenture and (ii) as to Additional Secured Obligations under Additional Secured Debt Documents, as provided in such Additional Secured Debt Documents.

SECTION 8.7.  Additional Secured Obligations.  On or after the date hereof, the Company may from time to time designate Additional Pari Passu Lien Indebtedness (as defined in the Indenture) of the Company or any Guarantor permitted to be incurred as “Pari Passu Obligations” under the Indenture,  the First Lien Indenture and the Credit Agreement as Additional Secured Obligations by delivering to the Collateral Agent, each Authorized Representative and each First Lien Collateral Agent (a) a certificate signed by the chief financial officer of the Company (i) identifying the Class of obligations so designated and the aggregate principal amount or face amount thereof, stating that such Class of obligations is designated as an Additional Secured Obligation for purposes hereof, (ii) representing that such designation of such Class of obligations as an Additional Secured Obligation complies with the terms of each of the Indenture, this Security Agreement, the First Lien Indenture, the First Lien Security Agreement and the Credit Agreement and (iii) specifying the name and address of the Authorized Representative for such Class of obligations, (b) a fully executed additional secured party joinder in the form attached as Annex II (“Additional Secured Party Joinder”) and (c) an opinion of counsel to the effect that the designation of such Class of obligations as “Additional Secured Obligations” is in compliance with the terms of the Indenture, the First Lien Indenture and the Credit Agreement.  Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall act as agent under and subject to the terms of this Security Agreement for the benefit of all Pari Passu Lien Secured Parties (as defined in the Indenture), including without limitation, any Pari Passu Lien Secured Parties that hold any such Additional Secured Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as agent for the holders of such Additional Secured Obligations as set forth in each Additional Secured Party Joinder and agrees, on behalf of itself and each Additional Secured Party it represents, to be bound by this Security Agreement.

SECTION 8.8.  Additional Guarantors.  Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder.  The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor, hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 8.9.  No Waiver; Remedies.  No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8.10.  Headings.  The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 8.11.  Severability.  Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.12.  Governing Law, Entire Agreement, etc.  THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR

COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.  This Security Agreement and the other Notes Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 8.13.  Counterparts.  This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile or other electronic means (such as Adobe PDF file) shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 8.14.  Foreign Pledge Agreements.  Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, each Grantor and the Collateral Agent hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Collateral Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided that in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

REDDY ICE CORPORATION

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

S-1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Patrick T. Giordano
Name: Patrick T. Giordano
Title: Vice President

S-2

EXHIBIT A

To Second Lien Pledge and Security Agreement

SECOND LIEN NOTES PATENT SECURITY AGREEMENT

This SECOND LIEN NOTES PATENT SECURITY AGREEMENT, dated as of                   , 200   (this “Agreement”), is made by [NAME OF GRANTOR] a [STATE OF INCORPORATION] corporation (the “Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as collateral Agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Indenture, dated as of March 15, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among Reddy Ice Corporation, a Nevada corporation (the “Company”), the Trustee and the Collateral Agent, the Company has issued the Notes;

WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of March 15, 2010  (as amended, supplemented, amended and restated or otherwise modified from time to time, “Security Agreement”);

WHEREAS, pursuant to the Indenture and pursuant to clause (d) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meaning provided in the Security Agreement.

SECTION 2.  Grant of Security Interest.  The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a)                                  all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule I attached hereto;

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(b)                                 all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)                                  all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

(d)                                 all proceeds of, and rights associated with, the foregoing.

Notwithstanding the foregoing, “Patent Collateral” shall not include (collectively, the “Patent Excluded Property”) (i) any permit or license or any contractual obligation entered into by Parent, the Company or any Subsidiary Guarantor (A) that prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation by Parent, the Company or the applicable Subsidiary Guarantor of a Lien on any right, title or interest in such permit, license or contractual obligation or (B) to the extent that any requirement of law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in clauses (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of law or (ii) property owned by the Company or any Subsidiary Guarantor that is subject to a Lien permitted by clause (6) of the definition of “Permitted Liens” (as defined in the Indenture) if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such Lien) prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such item of property,; provided, however, that “Patent Excluded Property” shall not include any proceeds, products, substitutions or replacements of Patent Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Patent Excluded Property), which assets subject to such Lien shall not constitute Patent Collateral under any circumstance.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Liens; Release of Grantor.  The lien and security interest in the Patent Collateral and any Grantor shall be released pursuant to the provisions of the Indenture.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

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SECTION 6.  Notes Document.  This Agreement is a Notes Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 7.  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement, the exercise of any right or remedy by the Collateral Agent hereunder and the obligations of the Guarantor hereunder, in each case, with respect to the Collateral are subordinated and subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

SECTION 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officers as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

4

SCHEDULE I

to Patent Security Agreement

Item A.  Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications In Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B.  Patent Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

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EXHIBIT B

to Pledge and Security Agreement

SECOND LIEN NOTES TRADEMARK SECURITY AGREEMENT

This SECOND LIEN NOTES TRADEMARK SECURITY AGREEMENT, dated as of            ,   , 200   (this “Agreement”), is made by [NAME OF GRANTOR] a [STATE OF INCORPORATION] corporation (the “Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as collateral Agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Indenture, dated as of March 15, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among Reddy Ice Corporation, a Nevada corporation (the “Company”), the Trustee and the Collateral Agent, the Company has issued the Notes;

WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of March 15, 2010   (as, amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Indenture and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.  Grant of Security Interest.  The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a)                                  (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification

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marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

(b)                                 all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I hereto;

(c)                                  all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)                                 the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b) and

(e)                                  all proceeds of, and rights associated with, the foregoing.

Notwithstanding the foregoing, “Trademark Collateral” shall not include (collectively, the “Trademark Excluded Property”) (i) any permit or license or any contractual obligation entered into by Parent, the Company or any Subsidiary Guarantor (A) that prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation by Parent, the Company or the applicable Subsidiary Guarantor of a Lien on any right, title or interest in such permit, license or contractual obligation or (B) to the extent that any requirement of law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in clauses (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of law, (ii) property owned by the Company or any Subsidiary Guarantor that is subject to a Lien permitted by clause (6) of the definition of “Permitted Liens” (as defined in the Indenture) if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such Lien) prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such item of property or (iii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed); provided, however, that “Trademark Excluded Property” shall not include any proceeds, products, substitutions or replacements of Trademark Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Trademark Excluded Property), which assets subject to such Lien shall not constitute Trademark Collateral under any circumstance.

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SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Liens; Release of Grantor.  The lien and security interest in the Trademark Collateral and any Grantor shall be released pursuant to the provisions of the Indenture.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Notes Document.  This Agreement is a Notes Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 7.  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement, the exercise of any right or remedy by the Collateral Agent hereunder and the obligations of the Guarantor hereunder, in each case, with respect to the Collateral are subordinated and subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

SECTION 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

4

SCHEDULE I

to Trademark Security Agreement

Item A.  Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications In Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B.  Trademark Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

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EXHIBIT C

to Second Lien Pledge and Security Agreement

SECOND LIEN NOTES COPYRIGHT SECURITY AGREEMENT

This SECOND LIEN NOTES COPYRIGHT SECURITY AGREEMENT, dated as of                  , 200   (this “Agreement”), is made by [NAME OF GRANTOR] a [STATE OF INCORPORATION] corporation (the “Grantor”), in favor of WELLS FARGO BANK, N.A. (“Wells Fargo”), as Collateral Agent (together with its successor(s) in such capacity, the “Collateral Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Indenture, dated as of March 15, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among Reddy Ice Corporation, a Nevada corporation (the “Company”), the Lenders and the Collateral Agent, the Company has issued the Notes;

WHEREAS, in connection with the Indenture, the Grantor has executed a delivered a Subsidiary Pledge arid Security Agreement, dated as of March 15, 2010  (as amended, supplemented, amended and restated or otherwise modified from time to time, “Security Agreement”);

WHEREAS, pursuant to the Indenture and pursuant to and to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.  Grant of Security Interest.  The Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following (the “Copyright Collateral”), whether now or hereafter existing or acquired by the Grantor:  all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including

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the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, and all copyright licenses, including each copyright license referred to in Item B of Schedule I hereto and all proceeds of the foregoing.

Notwithstanding the foregoing, “Copyright Collateral” shall not include (collectively, the “Copyright Excluded Property”) (i) any permit or license or any contractual obligation entered into by Parent, the Company or any Subsidiary Guarantor (A) that prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation by Parent, the Company or the applicable Subsidiary Guarantor of a Lien on any right, title or interest in such permit, license or contractual obligation or (B) to the extent that any requirement of law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in clauses (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of law or (ii) property owned by the Company or any Subsidiary Guarantor that is subject to a Lien permitted by clause (6) of the definition of “Permitted Liens” (as defined in the Indenture) if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such Lien) prohibits or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such item of property,; provided, however, that “Copyright Excluded Property” shall not include any proceeds, products, substitutions or replacements of Copyright Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Copyright Excluded Property), which assets subject to such Lien shall not constitute Copyright Collateral under any circumstance.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Liens; Release of Grantor.  The lien and security interest in the Copyright Collateral and any Grantor shall be released pursuant to the provisions of the Indenture.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Notes Document.  This Agreement is a Notes Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed. administered and applied in accordance with the terms and provisions thereof.

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SECTION 7.  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement, the exercise of any right or remedy by the Collateral Agent hereunder and the obligations of the Guarantor hereunder, in each case, with respect to the Collateral are subordinated and subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

SECTION 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

4

SCHEDULE I

to Copyright Security Agreement

Item A.  Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications In Preparation

Country	Docket No.	Expected Filing Date	Author(s)	Title

Item B.  Copyright/Mask Work Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date

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ANNEX I

to the Second Lien Pledge and Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                              ,         (this “Supplement”), is to the Pledge and Security Agreement, dated as of March 15, 2010  (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Pledge and Security Agreement”), among the Grantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Pledge and Security Agreement) from time to time party thereto, in favor of WELLS FARGO BANK, N.A. (“Wells Fargo”), as collateral Agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Indenture, dated as of March 15, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), among Reddy Ice Corporation, a Nevada corporation (the “Company”), the Company has issued the Notes;

WHEREAS, pursuant to the provisions of Section 7.6 of the Pledge and Security Agreement, each of the undersigned is becoming a Grantor under the Pledge and Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Pledge and Security Agreement in order to induce the Secured Parties to continue to hold the Notes;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1.  Party to Pledge and Security Agreement, etc.  In accordance with the terms of the Pledge and Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Pledge and Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Pledge and Security Agreement applicable to it as a Grantor, (b) grants to the Collateral Agent for the benefit of the Secured Parties a security interest in the Collateral as security for the Secured Obligations, and (c) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of

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such earlier date.  In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Pledge and Security Agreement shall be deemed to include each of the undersigned.

SECTION 2.  Representations.  Each of the undersigned Grantor hereby represents and warrants that (a) this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Pledge and Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with terms, and (b) attached hereto are all Schedules to the Pledge and Security Agreement providing information with respect to the undersigned.

SECTION 3.  Full Force of Pledge and Security Agreement.  Except as expressly supplemented hereby, the Pledge and Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4.  Severability.  Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or, the remaining provisions of this Supplement or the Pledge and Security Agreement.

SECTION 5.  Governing Law, Entire Agreement, etc.  THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  This Supplement and the other Notes Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 6.  Counterparts.  This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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ANNEX II

[Form of]

ADDITIONAL SECURED PARTY JOINDER

[Name of Additional Secured Creditor]

[Address of Additional Secured Creditor]

[Date]

The undersigned is the agent (the “Authorized Representative”) for Persons wishing to become “Additional Secured Parties” (the “New Secured Parties”) under the Security Agreement dated as of dated as of March 15, 2010 (as heretofore amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned thereto in the Security Agreement)) among Company, Parent, the other Grantors party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (the “Collateral Agent”).

In consideration of the foregoing, the undersigned hereby:

(i)                                    represents that the Authorized Representative has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Agreement”) and to act as the Authorized Representative for the New Secured Parties;

(ii)                                 acknowledges that the New Secured Parties have received a copy of the Security Agreement, the Indenture and the Intercreditor Agreement;

(iii)                              appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Agreement and the Intercreditor Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)                             accepts and acknowledges the terms of the Security Agreement and the Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured

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Agreement and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Additional Secured Obligations, with all the rights and obligations of an Additional Secured Party thereunder and bound by all the provisions thereof as fully as if it had been an Additional Secured Party on the effective date of the Security Agreement.

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Creditor Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the representative for purposes of Section 7.7 of the Security Agreement are as follows:

[name and address of Authorized Representative]

THIS ADDITIONAL SECURED PARTY JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Joinder to be duly executed by its authorized officer as of the        day of 20    .

[NAME OF AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:
Acknowledged and Agreed

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Reddy Ice Holdings, Inc., a Delaware corporation,
as Grantor

By:
Name:
Title:

3

SCHEDULE I

to Supplement No.

to Second Lien Pledge and Security Agreement

([Name of Additional Subsidiary])

Capital Stock

Common Stock
Issuer (corporate)	Authorized Shares	Outstanding Shares	% of Shares Pledged

Limited Liability Company Interests
Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests
Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Pledged

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SCHEDULE II

to Supplement No.

to Second Lien Pledge and Security Agreement

Item A.  Locations of each Grantor:

Name of Grantor:	Location for purposes of UCC:

[GRANTOR]	[LOCATION]

Item B.  Merger or other corporate reorganization.

Name of Grantor:	Merger or other corporate reorganization:

[GRANTOR]

Item C.  Taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:

[GRANTOR]

Item D.  Government Contracts:

Name of Grantor:	Description of Contract:

[GRANTOR]

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Item E.  Deposit Accounts:

Name of Grantor:	Description of Deposit Account:

[GRANTOR]

2

SCHEDULE III

to Supplement No.

to Second Lien Pledge and Security Agreement

([Name of Additional Subsidiary])

Item A.  Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications In Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B.  Patent Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

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SCHEDULE IV

to Supplement No.

to Second Lien Pledge and Security Agreement

([Name of Additional Subsidiary])

Item A.  Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications In Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B.  Trademark Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

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SCHEDULE V
to Supplement No.
to Second Lien Pledge and Security Agreement
([Name of Additional Subsidiary])

Item A.  Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications In Preparation

Country	Docket No.	Expected Filing Date	Author(s)	Title

Item B.  Copyright/Mask Work Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

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SCHEDULE VI

to Supplement No.

to Second Lien Pledge and Security Agreement

([Name of Additional Subsidiary]

Trade Secret or Know-How Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter